Exhibit 10.01

SECOND AMENDMENT TO CREDIT AGREEMENT

STEAK N SHAKE OPERATIONS, INC., an Indiana corporation (the "Company") and  FIFTH THIRD BANK, an Ohio banking corporation, successor by merger to Fifth Third Bank, a Michigan banking corporation (the "Bank"), being parties to that certain Credit Agreement dated as of September 30, 2009, (collectively, the "Agreement")  agree to further amend the Agreement by this Second Amendment to Credit Agreement (this "Amendment") as follows.

1.           DEFINITIONS.  All defined terms used herein which not otherwise defined in this Amendment shall have their respective meanings set forth in the Agreement.

(a)	Amended Definitions. The following definitions appearing under Section 1 of the Agreement are hereby amended and restated in their respective entireties as follows:

•	"Applicable Spread" means that number of Basis Points to be taken into account in determining the LIBOR-based Rate, which, effective as of the date of this Agreement shall be 225 Basis Points.

•	“Parent” means Biglari Holdings Inc., an Indiana corporation, formerly known as The Steak n Shake Company, an Indiana corporation, and its successors and assigns.

(b)	New Definition. The following new definition is hereby added to Section 1 of the Agreement as follows:

•
"Second Amendment" means that certain agreement entitled "Second Amendment to Credit Agreement" entered into by and between the Company and the Bank dated as of August 9, 2010, for the purpose of amending this Agreement.

2.           INCREASE OF THE REVOLVING LOAN.  In order to evidence the increase of the Revolving Loan, Section 2(a)(i) and the first sentence of Section 2(a)(ii) are hereby amended and restated in their respective entireties as follows:

(i)
The Commitment -- Use of Proceeds.  From this date and until the Revolving Loan Maturity Date, the Bank agrees to make Advances (collectively, the “Revolving Loan”) under a revolving line of credit from time to time to the Company of amounts not exceeding in the aggregate at any time outstanding the sum of Thirty Million and 00/100 Dollars ($30,000,000.00).  Proceeds of the Revolving Loan may be used by the Company only for working capital and general corporate purposes.

(ii)
Method of Borrowing.  The obligation of the Company to repay the Revolving Loan will be evidenced by a Promissory Note of the Company in the form of Exhibit “A” attached to the Second Amendment (the “Revolving Note”).

3.           NAME CHANGE.  In order to evidence the Parent name change, Section 3(a) is hereby amended and restated in its entirety as follows:

a.
Organization of the Company and the Guarantors.  The Company is a corporation organized, existing and in good standing under the laws of the State of Indiana, and each other Obligor is a corporation or limited liability company duly organized, existing, and in good standing under the laws of the jurisdiction in which it is incorporated or created.  The Company and each Guarantor is qualified to do business in every jurisdiction in which:  (i) the nature of the business conducted or the character or location of properties owned or leased, or the residences or activities of employees make such qualification necessary, and (ii) failure so to qualify might impair the title of the Company or the respective Guarantor to material properties or the Company's or the respective Guarantor’s right to enforce material contracts or result in exposure of the Company or the Guarantor to liability for material penalties in such jurisdiction.  No jurisdiction in which the Company or any Guarantor is not qualified to do business has asserted that the Company or such Guarantor is required to be qualified therein except as disclosed on the “Schedule of Exceptions” attached hereto as Exhibit “C”.  The principal office of the Company and of each Guarantor is located at 36 South Pennsylvania Street, Suite 500, Indianapolis, Indiana  46204.  The Company does not conduct any material operations or keep any material amounts of property at any other location, except as shown on  Schedule I attached hereto.  The Company has not done business under any name other than its present corporate name at any time during the six years preceding the date of this Agreement.  The exact name under which the Company is the name of the Company shown on the signature pages hereof.  Furthermore, the Parent company formerly known as The Steak n Shake Company, an Indiana corporation, has changed its name to Biglari Holdings Inc., an Indiana corporation as of April 8.

4.           REPRESENTATIONS AND WARRANTIES.  In order to induce the Bank to enter into this Amendment, the Company affirms that the representations and warranties contained in the Agreement are correct as of the date of this Amendment, except that (i) they shall be deemed to also refer to this Amendment as well as all documents named herein and, (ii) Section 3(d) of the Agreement shall be deemed also to refer to the most recent audited and unaudited financial statements of the Company delivered to the Bank.

5.           EVENTS OF DEFAULT.  The Company certifies to the Bank that no Event of Default or Unmatured Event of Default under the Agreement, as amended by this Amendment, has occurred and is continuing as of the date of this Amendment.

6.           CONDITIONS PRECEDENT.  As conditions precedent to the effectiveness of this Amendment, the Bank shall have received the following contemporaneously with execution and delivery of this Amendment, each duly executed, dated and in form and substance satisfactory to the Bank:

(i)	This Amendment duly executed by the Company and the Bank.

(ii)	The Revolving Note in the form of Exhibit "A" attached hereto duly executed by the Company.

(iii)	The Reaffirmation of Guaranty Agreement in the form attached hereto as Exhibit "B" duly executed by Steak n Shake Enterprises, Inc.

(iv)	The Reaffirmation of Guaranty Agreement in the form attached hereto as Exhibit "C" duly executed by Steak n Shake, LLC.

(iv)
Resolutions of the Board of Directors of the Company authorizing the execution, delivery and performance, respectively, of this Amendment and all other Loan Documents provided for in this Amendment to which the Company is a party, certified by the Secretary of the Board of Directors of the Company as being in full force and effect and duly adopted as of the date of this Amendment.

(v)
The Certificate of the Secretary of the Board of Directors of the Company certifying the names of the officer or officers authorized to execute this Amendment and all other Loan Documents provided for in this Amendment to which the Company is a party, together with a sample of the true signature of each such officer, dated as of the date of this Amendment.

(vi)
Resolutions of the Board of Directors of Steak n Shake Enterprises, Inc. authorizing the execution, delivery and performance, respectively, of its Reaffirmation of Guaranty Agreement and the other Loan Documents provided for in this Amendment to which Steak n Shake Enterprises, Inc. is a party, certified by the Secretary of the Board of Directors of Steak n Shake Enterprises, Inc. as being in full force and effect and duly adopted as of the date of this Amendment.

(vii)
The Certificate of the Secretary of the Board of Directors of Steak n Shake Enterprises, Inc. certifying the names of the officer or officers authorized to execute this Amendment and all other Loan Documents provided for in this Amendment to which Steak n Shake Enterprises, Inc. is a party, together with a sample of the true signature of each such officer, dated as of the date of this Amendment.

(viii)
Resolutions of the Board of Directors of Steak n Shake Operations, Inc.,  the sole member of Steak n Shake, LLC authorizing the execution, delivery and performance, respectively, of the Reaffirmation of Guaranty Agreement to be executed by Steak n Shake, LLC and all other Loan Documents provided for in this Amendment to which Steak n Shake, LLC is a party, certified by the Secretary of the Board of Directors of Steak n Shake Operations, Inc. as being in full force and effect and duly adopted as of the date of this Amendment.

(ix)	Such other documents as the Bank may reasonably request.

7.           PRIOR AGREEMENTS.  The Agreement, as amended by this Amendment, supersedes all previous agreements and commitments made or issued by the Bank with respect to the Loans and all other subjects of this Amendment, including, without limitation, any oral or written proposals which may have been made or issued by the Bank.

8.           EFFECT OF AMENDMENT.  The provisions contained herein shall serve to supplement and amend the provisions of the Agreement.  To the extent that the terms of this Amendment conflict with the terms of the Agreement, the provisions of this Amendment shall control in all respects.

9.           REAFFIRMATION.  Except as expressly amended by this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect as originally written and as previously amended.

10.         COUNTERPARTS.   This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which when taken together shall be one and the same agreement.

IN WITNESS WHEREOF, the Company and the Bank have executed and delivered in Indiana this Second Amendment Credit Agreement by their respective duly authorized officers as of August 9, 2010.

STEAK N SHAKE OPERATIONS, INC., an Indiana corporation

By:	/s/ Sardar Biglari
Sardar Biglari, Chairman and Chief Executive Officer

FIFTH THIRD BANK, an Ohio banking corporation, successor by merger to Fifth Third Bank, a Michigan banking corporation

By:	/s/ William J. Krummen
William J. Krummen, Vice President

SCHEDULE OF EXHIBITS

Exhibit “A”	-	Promissory Note (Revolving Loan)($30,000,000.00)(Steak n Shake Operations, Inc.)

Exhibit “B”	-	Reaffirmation of Guaranty Agreement (Steak n Shake Enterprises, Inc.)

Exhibit “C”	-	Reaffirmation of Guaranty Agreement (Steak n Shake, LLC)